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                                                                    EXHIBIT 10.6


        Ms. Murphy's Employment Agreement is the same as the Employment Agreement in Exhibit 10.2, which is incorporated herein by reference except as to: (i) the name of the signatory, which is Debra L. Murphy; (ii) the position in Section 1, which is Senior Vice President and Treasurer; (iii) the signatory for the Company, which is Cornelius D. Mahoney; (iv) the guarantor for the Company, which is Cornelius D. Mahoney; and (v) the amount of the base salary in
Section 3(a), which is $115,000.